Exhibit 99.1

AeroVironment to Acquire BlueHalo Establishing Next-Generation Defense Technology Company

Enables AeroVironment’s Entry into Key Segments and Strengthens Multi-Domain Capabilities

All-Stock Transaction Will Significantly Enhance Growth and Diversification

Companies to Host Conference Call Today at 8:00 A.M. ET

ARLINGTON, Va. – November 19, 2024 – AeroVironment, Inc. (NASDAQ: AVAV) (“AV” or the “Company”) and BlueHalo LLC (“BlueHalo”) today announced the execution of a definitive agreement under which AV will acquire BlueHalo in an all-stock transaction with an enterprise value of approximately $4.1 billion, creating a more diversified global leader in all-domain defense technologies. The combined company will bring together complementary capabilities to offer a comprehensive portfolio of high-growth franchises, powered by cutting-edge technology and focused on addressing the most important priorities and needs of our nation and allies around the globe.

BlueHalo, an Arlington Capital Partners portfolio company, was founded as a purpose-built platform providing industry-leading capabilities in several key mission areas: Space Technologies, Counter-Uncrewed Aircraft Systems (cUAS), Directed Energy, Electronic Warfare, Cyber, Artificial Intelligence and other Emerging Technologies including Uncrewed Underwater Vehicles (UUVs). Since its founding in 2019, BlueHalo’s notable accomplishments include being the first to successfully operationally field directed energy (DE) laser weapon systems (LWS) with its LOCUST LWS, being awarded Space Force’s multi-billion dollar program to transform space operations with BADGER, its adaptive phased array product and serving as a leader in Radio Frequency Counter-Unmanned Aerial Systems (RF C-UAS), delivering its 1000th system last year with its Titan and Titan-SV systems. BlueHalo has focused on cutting-edge research and development allowing for the development of products and services to transform the future of global defense.

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BlueHalo estimates that it will achieve more than $900 million in revenues for 2024, in addition to funded backlog of nearly $600 million and a pipeline of multiple billion-dollar opportunities and programs of record. BlueHalo generated approximately $886 million of revenue in 2023, compared to $759 million and $660 million in 2022 and 2021, respectively.1

The acquisition of BlueHalo will create a diversified Defense Tech company with a highly complementary and differentiated portfolio of solutions in Uncrewed Systems, short and long range Loitering Munitions, Counter UAS, Space Technologies, Electronic Warfare and Cyber, powered by AI and Autonomy. This combination will drive innovation, expand manufacturing capacity and enable us to better support our customers and their critical missions. AV expects that BlueHalo’s portfolio of 10 flagship solution families and more than 100 patents will seamlessly integrate with AV’s complementary existing expertise in the design, development, manufacturing, training and servicing of Uncrewed Systems, Loitering Munitions and Advanced Technologies. AV and BlueHalo believe that these synergies will primarily be identified as administrative and operational cost savings and sharing best practices from each company. The companies’ shared culture of agile innovation and mission expertise will enable the combined entity to develop and deliver next-generation technologies that will have significant military value and redefine the next era of Defense Technology. On a pro forma basis, the combined company is expected to deliver more than $1.7 billion in revenue.

“For over 50 years, AV has pioneered innovative solutions on the battlefield, and today we are poised to usher in the next era of defense technology through our combination with BlueHalo,” said Wahid Nawabi, AV chairman, president and chief executive officer. “BlueHalo not only brings key franchises and complementary capabilities, but also a wealth of technologies, diverse customers and exceptional talent to AV. Together, we will drive agile innovation and deliver comprehensive, next-generation solutions designed to redefine the future of defense. We are thrilled to welcome the talented BlueHalo team as we unite our strengths, expand our global impact and accelerate growth and value creation for AV shareholders.”

1 All revenue figures for BlueHalo are presented as if all acquisitions made by BlueHalo and companies acquired by BlueHalo had been owned by BlueHalo for the entirety of the applicable calendar year, irrespective of the actual date of acquisition. Amounts will differ from revenue figures reported for BlueHalo under GAAP, which will only include revenue from and after the applicable date of acquisition. Amounts will also differ from any presentation made under Article 11 of Regulation S-X, which would not require inclusion of certain insignificant or immaterial acquisitions.

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Jonathan Moneymaker, chief executive officer of BlueHalo, said, “BlueHalo was founded to address the most pressing challenges confronting the defense and national security community, from unconventional threats to near-peer adversaries. We have pioneered solutions for drone warfare, distributed autonomy, and the need for more robust and assured access to space in an increasingly contested, crowded and competitive domain. Through these efforts, we have earned our reputation as a trusted partner in defense innovation. By uniting with AV, we are building an organization equipped to meet emerging defense priorities and deliver purpose-driven, state-of-the-art solutions with unmatched speed. Together, we remain committed to protecting those who defend us while driving the next generation of transformational advancements in defense technology.”

Strategic and Financial Benefits:

•	Creates a diversified industry leader. This transaction brings together AV’s established portfolio of cutting-edge defense solutions with BlueHalo’s emerging and industry-defining technologies. This union will provide customers with a comprehensive suite of solutions across multiple domains—including air, land, sea, space and cyber. Together, AV and BlueHalo will create a leader in integrated defense technologies with a global footprint capable of addressing the full spectrum of modern defense.

•	Increases agility and speed, with enhanced infrastructure, manufacturing capabilities and geographic footprint. The combined company will benefit from greater resources, enabling faster innovation and more efficient deployment of critical defense systems.

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•	Supports AV’s entry into additional key defense segments and builds on the Company’s strong track record of providing essential solutions. With BlueHalo’s portfolio, AV will enter into new segments that will significantly increase the Company’s total addressable market, including Counter-UAS, Directed Energy, Electronic Warfare, Cyber and Space technologies. The acquisition will bring with it BlueHalo’s key programs of record, deep customer relationships and strong backlog and pipeline, positioning the future company as a more robust and sustainable prime defense solution provider. This partnership will enhance AV’s ability to meet the evolving needs of the Department of Defense (DoD) and allied nations with a robust suite of innovative solutions.

•	Diversifies mix of customers, products and revenue. The combined company is expected to achieve a more balanced and diversified customer base, product and revenue mix, benefiting from BlueHalo’s established presence in key emerging defense markets. The combined company will benefit from expanded geographical reach, with the ability to provide BlueHalo’s solutions to AV’s larger international customer base. By integrating complementary capabilities, AV will be well-positioned to generate sustained long-term value for shareholders.

•	Generates attractive returns. AV expects the transaction to be accretive to revenue, adjusted EBITDA and non-GAAP EPS in the first full fiscal year post-close.

Transaction Details

The transaction, which has been unanimously approved by both companies’ board of directors or managers, is expected to close in the first half of calendar 2025, subject to regulatory and AV shareholder approvals, as well as other customary closing conditions.

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Per the terms of the merger agreement, AV will issue approximately 18.5 million shares of AV common stock to BlueHalo.

Following the close of the transaction and based on AV’s shares outstanding as of November 18, 2024, AV’s shareholders will own approximately 60.5% of the combined company and BlueHalo’s equity holders will own approximately 39.5%, subject to closing adjustments. Arlington Capital Partners, an investment firm that is the majority owner of BlueHalo, will retain a significant ownership stake in the combined company.

We expect substantially all of the BlueHalo holders to enter lock-up agreements with respect to their transaction consideration, with 40% releasing 12 months post close and the remaining 60% to be released in equal tranches 18 and 24 months after the close.

Leadership, Governance and Headquarters

Following the completion of the transaction, AV Chairman, President and CEO Wahid Nawabi will be Chairman, President and CEO of the combined company. Jonathan Moneymaker, CEO of BlueHalo, will serve as a strategic advisor to Mr. Nawabi and the combined company Management Team.

Upon closing, the AV Board of Directors will be expanded to comprise 10 members. Arlington Capital Partners will have the right to appoint two directors to the Board, subject to minimum ownership thresholds.

The combined company will be at headquartered in Arlington, Virginia, at AV’s corporate headquarters.

Conference Call and Webcast

AV will host a conference call to discuss the transaction. Details are below.

Date: November 19, 2024

Time: 8:00 a.m. ET | 5:00 a.m. PT | 6:00 a.m. MT | 7:00 a.m. CT

Participant registration URL:

https://register.vevent.com/register/BIe5d12b8272ca4a85b299c6205a7efea8

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The live audio webcast will also be accessible via the Investor Relations section of AV’s website, http://investor.avinc.com. Please access the site 15 minutes before the event to ensure any necessary software is downloaded.

Advisors

RBC Capital Markets is serving as financial advisor and Latham & Watkins LLP is serving as legal advisor to AV. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to AV. J.P. Morgan Securities LLC is serving as financial advisor and Goodwin Procter LLP is serving as legal advisor to Arlington Capital Partners and BlueHalo.

About AeroVironment, Inc.

AeroVironment (NASDAQ: AVAV) provides technology solutions at the intersection of robotics, sensors, software analytics and connectivity that deliver more actionable intelligence so you can Proceed with Certainty. Headquartered in Virginia, AeroVironment is a global leader in intelligent, multi-domain robotic systems, and serves defense, government and commercial customers. For more information, visit www.avinc.com.

About BlueHalo

BlueHalo is purpose-built to provide industry-leading capabilities in the areas of Space, C-UAS and Autonomous Systems, Electronic Warfare & Cyber, and AI/ML. The company develops and brings to market next-generation capabilities to support customers’ critical missions and national security. Learn more at http://www.bluehalo.com.

About Arlington Capital Partners

Arlington Capital Partners is a Washington, D.C.-area private investment firm specializing in government-regulated industries. The firm partners with founders and management teams to build strategically important businesses in the government services and technology, aerospace and defense, and healthcare sectors. Since its inception in 1999, Arlington has invested in over 175 companies and is currently investing out of its $3.8 billion Fund VI. For more information, visit Arlington’s website at www.arlingtoncap.com and follow Arlington on LinkedIn.

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Statement Regarding Forward-Looking Information

This press release contains statements regarding the Company, BlueHalo, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this press release concerning (i) the Company’s or BlueHalo’s expected future financial position, results of operations, revenues, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management and (ii) the Company’s proposed acquisition of BlueHalo, the expected benefits of the acquisition, including with respect to the business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, the structure of the proposed acquisition, the closing date of the proposed acquisition, and plans following the closing of the proposed acquisition, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company and BlueHalo are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

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•	the failure to timely or at all obtain Company stockholder approval for the acquisition;

•	the inability to obtain required regulatory approvals for the acquisition;

•	the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition;

•	the risk that a condition to closing of the acquisition may not be satisfied on a timely basis or at all;

•	the possible occurrence of an event, change or other circumstance that would give rise to the termination of the transaction agreement;

•	the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay in delay in closing of the transaction;

•	the failure of the proposed transaction to close for any other reason;

•	the diversion of the attention of the Company and BlueHalo management from ongoing business operations;

•	unexpected costs, liabilities, charges or expenses resulting from the acquisition;

•	the risk that the integration of the Company and BlueHalo will be more difficult, time-consuming or expensive than anticipated;

•	the risk of customer loss or other business disruption in connection with the transaction, or of the loss of key employees;

•	the fact that unforeseen liabilities of the Company or BlueHalo may exist;

•	the risk of doing business internationally;

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•	the challenging macroeconomic environment, including disruptions in the defense industry;

•	risks that the Company may not be able to manage strains associated with its growth;

•	dependence on key personnel;

•	stock price volatility;

•	the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements;

•	the Company’s and BlueHalo’s ability to protect their intellectual property and litigation risks; and

•	other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports.

Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither the Company nor BlueHalo undertakes (and each of the Company and BlueHalo expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

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No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information and Where to Find It

This press release is being made in respect of the proposed transaction between the Company and BlueHalo. In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4, which will include a proxy statement and a prospectus, to register the shares of the Company stock that will be issued to BlueHalo’s shareholders (the “Proxy and Registration Statement”), as well as other relevant documents regarding the proposed transaction. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE PROXY AND REGISTRATION STATEMENT REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy and Registration Statement, as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at https://investor.avinc.com/ or by emailing ir@avinc.com.

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Participants in the Solicitation

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from its respective stockholders in respect of the proposed transactions contemplated by the Proxy and Registration Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy and Registration Statement when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended April 30, 2024 and its Proxy Statement on Schedule 14A, dated August 12, 2024, which are filed with the SEC.

Contacts:

For AeroVironment:

Investors

Jonah Teeter-Balin

+1 (805) 520-8350 x4278

https://investor.avinc.com/contact-and-faq/contact-us

Media

Joseph Sala / Woomi Yun / Jenna Shinderman

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

For BlueHalo:

Paul Frommelt

paul.frommelt@bluehalo.com

+1 (703) 609-9721

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